UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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COVIDIEN PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***Exercise Your Right to Vote***

Notice of Annual General Meeting and Important Notice Regarding the Availability

of Proxy Materials

Meeting Information
	Meeting Type:	Annual Meeting
COVIDIEN PLC	For holders as of:	January 9, 2014
	Date: March 19, 2014	Time: 10:30 a.m., local time
Location: The Conrad Dublin Hotel
Earlsfort Terrace
Dublin 2, Ireland

c/o COVIDIEN PLC COMPANY SECRETARY 20 ON HATCH LOWER HATCH STREET DUBLIN 2, IRELAND	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

•    Notice and Proxy Statement, including resolutions

•    Annual Report, including Form 10-K

•    Irish Statutory Accounts, including related reports

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

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requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

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*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   ( located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 5, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: You may attend the meeting in person or appoint a proxy to attend, speak and vote at the meeting on your behalf. This proxy does not have to be a shareholder. Please check the meeting materials for additional information regarding requirements relating to meeting attendance, voting in person and appointing a proxy other than the designated officers of the Company. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the nominees listed under Item 1.

Item 1 —	Election of Directors NOMINEES:		The Board of Directors recommends a vote FOR Items 2, 3, 4, 5, 6 and 7.

			Item 2 —	Approve, in a non-binding advisory vote, the appointment of the Independent Auditors and authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration.
	1a)	José E. Almeida

	1b)	Joy A. Amundson	Item 3 —	Approve, in a non-binding advisory vote, the compensation of named executive officers.

	1c)	Craig Arnold	Item 4 —	Authorize the Company and/or any subsidiary to make market purchases of Company shares.

	1d)	Robert H. Brust
			Item 5 —	Determine the price range at which the Company can reissue shares it holds as treasury shares. (Special Resolution)
	1e)	Christopher J. Coughlin

	1f)	Randall J. Hogan, III	Item 6 —	Renew the Directors’ authority to issue shares.

	1g)	Martin D. Madaus
			Item 7 —	Renew the Directors’ authority to issue shares for cash without first offering them to existing shareholders. (Special Resolution)
	1h)	Dennis H. Reilley

	1i)	Stephen H. Rusckowski

	1j)	Joseph A. Zaccagnino